Exhibit 24

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned director of School Specialty, Inc., a Delaware corporation, hereby constitutes and designates each of Daniel P. Spalding and Mary M.
Kabacinski, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of School Specialty, Inc. relating to the School
Specialty, Inc. Amended and Restated 1998 Stock
Incentive Plan, and any and all amendments (including post-effective amendments) and/or supplements to said
Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable
School Specialty, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 18th day of September, 1999.


                                   /s/ Jonathan J. Ledecky
                                   --------------------------
                                   Jonathan J. Ledecky

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned director of School Specialty, Inc., a Delaware corporation, hereby constitutes and designates each of Daniel P. Spalding and Mary M.
Kabacinski, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for her in her name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of School Specialty, Inc. relating to the School
Specialty, Inc. Amended and Restated 1998 Stock
Incentive Plan, and any and all amendments (including post-effective amendments) and/or supplements to said
Form S-8, generally to do all such things in her name and behalf in her capacity as a director to enable
School Specialty, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming her signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 18th day of September, 1999.


                                   /s/ Rochelle Lamm Wallach
                                   ----------------------------
                                   Rochelle Lamm Wallach

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned director of School Specialty, Inc., a Delaware corporation, hereby constitutes and designates each of Daniel P. Spalding and Mary M.
Kabacinski, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of School Specialty, Inc. relating to the School
Specialty, Inc. Amended and Restated 1998 Stock
Incentive Plan, and any and all amendments (including post-effective amendments) and/or supplements to said
Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable
School Specialty, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 21st day of September, 1999.


                                   /s/ Jerome M. Pool
                                   ----------------------
                                   Jerome M. Pool

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned director of School Specialty, Inc., a Delaware corporation, hereby constitutes and designates each of Daniel P. Spalding and Mary M.
Kabacinski, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of School Specialty, Inc. relating to the School
Specialty, Inc. Amended and Restated 1998 Stock
Incentive Plan, and any and all amendments (including post-effective amendments) and/or supplements to said
Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable
School Specialty, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 18th day of September, 1999.


                                   /s/ David J. Vander Zanden
                                   -----------------------------
                                   David J. Vander Zanden

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned director of School Specialty, Inc., a Delaware corporation, hereby constitutes and designates each of Daniel P. Spalding and Mary M.
Kabacinski, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-8 of School Specialty, Inc. relating to the School
Specialty, Inc. Amended and Restated 1998 Stock
Incentive Plan, and any and all amendments (including post-effective amendments) and/or supplements to said
Form S-8, generally to do all such things in his name and behalf in his capacity as a director to enable
School Specialty, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 18th day of September, 1999.


                                   /s/ Leo C. McKenna
                                   ------------------------
                                   Leo C. McKenna